                                                                   EXHIBIT 10.59

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


                            WARRANT TO PURCHASE STOCK

Corporation:  Electronic Integrated Solutions
Number of Shares:  58
Class of Stock:  Common
Initial Exercise Price:  $27.21
Issue Date:  September 1, 1998
Expiration Date:  August 31, 2005

         THIS WARRANT CERTIFIES THAT, pursuant to the provisions of that certain Investor Agreement dated as of June 24, 1998 and for other good and valuable consideration set forth in Article 4 of this Warrant, Den-Mat Corporation ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of Common Stock (the "Shares") of the corporation (the "Company") at the price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1.    EXERCISE.
              --------

         1.1. Method of Exercise. Holder may exercise this Warrant by delivering
              ------------------
a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

         1.2. Conversion Right. In lieu of exercising this Warrant as specified
              ----------------
in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.4.

         1.3. No Rights of Shareholder. This Warrant does not entitle Holder to
              ------------------------
any voting rights as a shareholder of the Company prior to the exercise hereof.

        1.4.  Fair Market Value. If the Shares are traded in a public market,
              -----------------
the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determined fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking or public accounting firm to undertake such valuation. If the valuation of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

        1.5.  Delivery of Certificate and New Warrant. Promptly after Holder
              ---------------------------------------
exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

        1.6.  Replacement of Warrants. On receipt of evidence reasonably
              -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft and destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

        1.7.  Repurchase on Sale, Merger, or Consolidation of the Company.

              1.7.1.  "Acquisition". For the purpose of this Warrant,
                       -----------
"Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

              1.7.2.  Assumption of Warrant. Upon the closing of any
                      ---------------------
Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

              1.7.3.  Purchase Right. Notwithstanding the foregoing, at the
                      --------------
election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less
(b) the aggregate Warrant Price of the Shares, but in no event less than zero.

ARTICLE 2.   ADJUSTMENTS TO THE SHARES.
             -------------------------

       2.1.  Stock Dividends, Splits, Etc. If the Company declares or pays a
             ----------------------------
dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend of subdivision occurred.

       2.2.  Reclassification, Exchange or Substitution. Upon any
             ------------------------------------------
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of a new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

       2.3.  Adjustment for Combinations, Etc. If the outstanding Shares are
             --------------------------------
combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

       2.4.  Weighted Average Adjustment. If the Company issues additional
             ---------------------------
common shares (including shares of common stock ultimately issuable upon conversion of a security convertible into common stock) after the date of the Warrant and the consideration per additional common share is less than the Warrant Price in effect immediately before such issue, the Warrant Price shall be reduced, concurrently with such Issue, to a price determined by multiplying the Warrant Price by a fraction.

                   (a) the numerator of which is the amount of common stock outstanding immediately before such Issue plus the amount of common stock that the aggregate consideration received by the Company for the additional common shares would purchase at the Warrant Price in effect immediately before such Issue and

                   (b) the denominator of which is the amount of common stock outstanding immediately before such issue plus the number of such additional common shares.

Upon each adjustment of the Warrant Price, the Number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Warrant Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Warrant Price.

         2.5.  No Impairment. The Company shall not, by amendment of its
               -------------
Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of any of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to product Holder's rights under this Article against impairment. If the Company takes my action affecting the Shares or its common stock other than as described about the adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

         2.6.  Fractional Shares. No fractional Shares shall be issuable upon
               -----------------
exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

         2.7.  Certificate as to Adjustments. Upon each adjustment of the
               -----------------------------
Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3.     REPRESENTATIONS AND COVENANTS OF THE COMPANY.
               --------------------------------------------

         3.1.  Representations and Warranties. The Company hereby represents and
               ------------------------------
warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company shall at all times reserve a sufficient number of shares of common stock for issuance upon Holder's exercise of its rights hereunder.

         3.2.  Notice of Certain Events. If the Company proposes at any time (a)
               ------------------------
to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give

Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above, (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

         3.3.  Information Rights. So long as the Holder holds this Warrant
               ------------------
and/or any of the Shares, the Company shall deliver to the holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual financial statements of the Company.

               3.3.1.  Registration Under Securities Act of 1933, as amended.
                       -----------------------------------------------------
The Company hereby grants to Holder the same piggyback registration rights as are set forth in the Registration Rights Agreement dated as of June 24, 1998 between the Company and the Holder.

ARTICLE 4.     REPRESENTATIONS AND COVENANTS OF THE HOLDER.
               -------------------------------------------

         4.1.  Representation Re Accredited Investor Status. The Holder
               --------------------------------------------
represents and warrants to the Company that (a) the information provided by the Holder to the Company in the Investor Questionnaire submitted in June 1998 in conjunction with the Holder's original investment in the Company was true and accurate at that time and remains true and accurate as of the date this Warrant is issued and (b) the Holder remains an Accredited Investor as described in
Section 2.1 of the Investor Agreement between the Company and the Holder dated as of June 24, 1998.

          4.2.  Covenant of Holder to Lend Money to the Company. The Holder
                -----------------------------------------------
acknowledges and agrees that as part of the consideration for the grant of this Warrant, the Holder agrees to loan to the Company the sum of FIVE THOUSAND TWO HUNDRED SIXTY DOLLARS AND SIXTY ($5,260.60) at an annual rate of interest of TWELVE PERCENT (12%) with a maturity date of seven (7) months from the date of the loan (the "Loan") if the Company requests that the Loan be made within the time frame set forth in this ss.4.2. Holder agrees to provide the Loan to the Company within thirty (30) days of receipt of a written request from the Company to make the Loan provided that the written request is delivered to the Holder between September 1, 1998 and the Expiration Date listed above.

ARTICLE 5.      MISCELLANEOUS.
                -------------

          5.1.  Term.  This Warrant is exercisable, in whole or in part, at any
                ----
time and from time to time on or before the Expiration Date set forth above.

         5.2.   Legends. This Warrant and the Shares (and the securities
                -------
issuable, directly or indirectly upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         5.3.   Compliance with Securities Laws on Transfer. This Warrant and
                -------------------------------------------
the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

         5.4.   Transfer Procedure. Subject to the provisions of Section 4.2,
                ------------------
Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

         5.5.   Notices. All notices and other communications from the Company
                -------
to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

         5.6.   Waiver. This Warrant and any term hereof may be changed, waived,
                ------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         5.7.   Attorneys Fees. In the event of any dispute between the parties
                --------------
concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonably attorneys' fees.

         5.8.   Governing Law. This Warrant shall be governed by and construed
                -------------
in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                             ELECTRONIC INTEGRATED SOLUTIONS

                                             By: /s/ Donald J. Esters
                                                --------------------------------

                                             Title  President/CEO
                                                  ------------------------------



                                             HOLDER

                                             DEN-MAT CORPORATION

                                             By: /s/ Robert Ibsen
                                                --------------------------------


                                             Title  President
                                                  ------------------------------

                                                             APPENDIX 1

                                                         NOTICE OF EXERCISE

         1. The undersigned hereby elects to purchase __________ shares of the Common Stock of ______________ pursuant to the terms of the attached Warrant, and tenders wherewith payment of the purchase price of such shares in full.

         1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. The conversion is exercised with respect to _________________ of the Shares covered by the Warrant.

         [Strike paragraph that does not apply.]

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below


                           _________________________
                                     (Name)

                           _________________________
                           _________________________
                                    (Address)

         3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                                 ______________________________
                                                 (Signature

____________________________
(Date)